UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): November 12, 2024
LGI HOMES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive,	Suite 430,	The Woodlands,	Texas	77380
(Address of principal executive offices)				(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LGIH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 12, 2024, LGI Homes, Inc. (the “Company”) and the subsidiaries of the Company that guarantee the Company’s obligations under its revolving credit facility (the “Subsidiary Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with BofA Securities, Inc., as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), with respect to the issuance and sale by the Company of $400,000,000 aggregate principal amount of its 7.000% Senior Notes due 2032 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act. The offering of the Notes is expected to close on November 15, 2024, subject to customary closing conditions. The Company intends to use the net proceeds from the offering of the Notes to repay a portion of the outstanding borrowings under its revolving credit facility.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and customary closing conditions, obligations of the parties and termination provisions. Under the terms of the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed, among other things, to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or contribute to payments that the Initial Purchasers may be required to make in respect of those liabilities.

The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On November 12, 2024, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The offer and sale of the Notes and the related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell or solicitation of an offer to buy the Notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such offer, solicitation or sale would be unlawful. Offers of the Notes will be made only by means of a private offering memorandum.

None of the information furnished in this Item 7.01 or the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference into any filing by the Company under the Securities Act.

Any statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include statements relating to, among other things, statements about the closing of the offering of the Notes and the intended use of proceeds or other aspects of the offering and the Notes. The forward-looking statements are subject to and involve risks, uncertainties and assumptions and undue reliance should not be placed on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, many factors could cause actual results to differ materially from those expressed in the forward-looking statements. For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the “Cautionary Statement about Forward-Looking Statements” subsection within the “Risk Factors” section, the “Risk Factors” and “Cautionary Statement about Forward-Looking Statements” sections in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, and subsequent filings by the Company with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.
The exhibits listed below are filed herewith.

Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.
    (d)        Exhibits.

10.1
Purchase Agreement, dated November 12, 2024, among LGI Homes, Inc., the subsidiary guarantors listed in Schedule 2-3 thereto and BofA Securities, Inc., as representative of the several initial purchasers listed in Schedule 1 thereto.

99.1	Press Release dated November 12, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGI Homes, Inc.

Date: November 13, 2024	By:	/s/ Eric T. Lipar
Eric T. Lipar
Chief Executive Officer and Chairman of the Board